Exhibit 99.1

NEWS FROM POINT BLANK SOLUTIONS, INC. 2102 SW 2 nd Street • Pompano Beach, FL 33069 Tel: 954-630-0900 • www.pointblanksolutionsinc.com

FOR IMMEDIATE RELEASE

Company Contact:	Media Relations/Investor Relations
Glenn Wiener
212-786-6013 / ir@PBSInc.com

POINT BLANK SOLUTIONS TO EXPLORE ALL STRATEGIC OPTIONS

Annual Meeting Postponed

Pompano Beach, FL, April 8, 2008 – Point Blank Solutions, Inc. (OTC: PBSO.PK) today announced its Board of Directors has decided to explore all strategic alternatives to enhance stockholder value, including a possible sale of the Company. This is a continuation of the Company’s long standing vision to become the global leader in safety apparel and protective solutions. The Board concluded it is in the best interest of the Company’s stockholders to examine all options through this process, effectively immediately. As a result and based on investor sentiment, the Board of Directors elected to delay the April 22, 2008 Annual Meeting until August 19, 2008, to focus on exploring strategic alternatives.

The Board made its decision following several days of meetings last week with numerous stockholders, combined with extensive consultations with financial and other advisors. Larry Ellis, President and Chief Executive Officer of the Company stated, “We met with many of our stockholders to solicit their views. Based on their input and our analysis, the Board voted to accelerate the pursuit of strategic alternatives for the Company.”

One of the stockholder meetings was with Steel Partners II, L.L.P. Among the topics covered was Steel’s continued proposal to “enter into discussions” to seek to purchase the Company for “no less than $5.50 per share in cash.” At the meeting, the Company and Steel entered into a confidentiality agreement. Thereafter, the Company engaged in discussions with representatives of Steel to determine whether the parties could enter into a settlement agreement regarding the proxy contest on terms the Board could support as being in the best interest of all stockholders. The parties were not able to reach an agreement.

“Steel’s continued proposal is an affirmation of the Board’s belief that the Company has significant value.” William Campbell, Chairman of the Board of Point Blank Solutions noted. “We look forward to Steel participating in the process with all other interested parties.”

Steel Partners also suggested the Company postpone the Annual Meeting to initiate a strategic process. “Many of our major stockholders recommended postponement of the Annual Meeting to allow the current Board and management to concentrate on managing the best possible process. They stated that they believe this Board will pursue the process for the benefit of all stockholders. That is why we are delaying the meeting,” Ellis continued.

William Campbell added, “This Board has consistently focused on taking the steps that we believed were necessary to realize value for the stockholders, including exploring all alternatives as they became available and appropriate. This has included working with management to bring the Company out of the financial and compliance morass that existed under previous management. The Board has also assisted with the Company’s strategic plan, which has already generated positive results. There has been great progress in bringing the Company back into compliance, becoming timely in financial reporting and enhancing the Company’s future prospects for increased growth and profitability. This is one of our final steps in leaving legacy issues behind us.

We have concluded that now is the best time to pursue actively, the full range of strategic alternatives, including a possible sale.”

The Board also reaffirmed the engagement of Wachovia Securities to act as the Company’s financial advisor in this strategic process. Wachovia was engaged by the Board in October of last year after careful consideration and a thorough vetting process due to the breadth of their experience and the unique depth that the Wachovia team provides in the defense sector, particularly with respect to defense sector mergers and acquisitions transactions. Wachovia has acted as an advisor on over eighty mergers and acquisitions transactions in the sector and maintains an active presence through its advisory and capital raising activities.

“Our vision remains on track. We are the largest American manufacturer of soft body armor. Our product quality continues to set the industry standard,” stated Ellis. “Innovation is at the forefront of our organization. Our customers believe in our solutions. As we continue our strategy of enhancing stockholder value through exploring strategic options, we are aggressively pursuing major government contracts, expanding our international market share, and producing innovative protective products like THORSHIELD and the International Interceptor. We will deliver the industry’s highest quality, best value products, while exceeding delivery schedules and standards. Our platform for enhanced growth and profitability is in place. We are building momentum, and we fully intend to realize our true value through this process.”

ABOUT POINT BLANK SOLUTIONS, INC.

Point Blank Solutions, Inc. is a leader in the design and production of technologically advanced body armor systems for the U.S. Military, Government and law enforcement agencies, as well as select international markets. The Company is also recognized as the largest producer of soft body armor in the U.S. With state-of-the-art manufacturing and laboratory testing facilities, strategic technology and marketing alliances, and an ongoing commitment to drive innovation, the Company believes that it can deliver the most advanced body armor solutions, quicker and better than anyone in the industry.

The Company maintains facilities in Deerfield Beach, FL, Oakland Park, FL, Pompano Beach, FL, Jacksboro, TN and Washington, DC. To learn more about Point Blank Solutions, Inc. visit our website at www.PointBlankSolutionsInc.com.

IMPORTANT ADDITIONAL INFORMATION

In connection with the Company’s 2008 Annual Meeting of Stockholders, the Company has filed a definitive proxy statement and other materials with the U.S. Securities and Exchange Commission. On March 24, 2008, the Company began the process of mailing the proxy statement and WHITE proxy card to Company stockholders. The proxy statement contains important information about the Company and the 2008 Annual Meeting. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY. Certain of the Company’s officers and directors may be deemed to be participants in the solicitation of proxies with respect to the matters to be considered at the 2008 Annual Meeting. Information regarding such individuals and their ownership of the Company’s securities is included in the Company’s proxy statement relating to the 2008 Annual Meeting. Investors may obtain a free copy of the proxy statement and other relevant documents, as well as other materials filed with the Securities and Exchange Commission concerning the Company, at the U.S. Securities and Exchange Commission’s website at http://www.sec.gov. Copies of these materials and other documents also may be obtained at no charge from: Point Blank Solutions, Inc., 2102 S.W. 2nd Street, Pompano Beach, FL, 33069, Attention: Investor Relations.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: THE STATEMENTS WHICH ARE NOT HISTORICAL FACTS CONTAINED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS, WHICH ARE BASED LARGELY ON THE COMPANY’S EXPECTATIONS AND ARE SUBJECT TO VARIOUS BUSINESS RISKS AND UNCERTAINTIES, CERTAIN OF WHICH ARE

BEYOND THE COMPANY’S CONTROL. WORDS SUCH AS “EXPECTS,” “ANTICIPATES,” “TARGETS,” “GOALS,” “PROJECTS,” “INTENDS,” “PLANS,” “BELIEVES,” “SEEKS,” “ESTIMATES,” VARIATIONS OF SUCH WORDS, AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS THAT SPEAK AS OF THE DATE HEREOF AND ARE SUBJECT TO RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. THEREFORE, ACTUAL RESULTS MAY DIFFER MATERIALLY AND ADVERSELY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS. FACTORS THAT MIGHT CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, (1) CHANGES IN THE COMPANY’S INTERNAL CONTROL STRUCTURE OVER FINANCIAL REPORTING, (2) DE-LISTING FROM THE AMERICAN STOCK EXCHANGE, (3) UNCERTAINTY OF FUTURE FINANCIAL RESULTS, (4) ADDITIONAL FINANCING REQUIREMENTS, (5) DEVELOPMENT OF NEW PRODUCTS, (6) GOVERNMENT APPROVAL PROCESSES, INCLUDING APPROVAL OF THE SETTLEMENT BY THE COURT, (7) THE IMPACT OF COMPETITIVE PRODUCTS OR PRICING, (8) TECHNOLOGICAL CHANGES, (9) THE EFFECT OF POLITICAL AND ECONOMIC CONDITIONS, (10) THE OUTCOME AND IMPACT OF LITIGATION TO WHICH THE COMPANY IS A PARTY AND THE SECURITIES AND EXCHANGE COMMISSION AND OTHER INVESTIGATIONS REGARDING THE COMPANY, (11) TURNOVER IN THE COMPANY’S SENIOR MANAGEMENT AND (12) OTHER UNCERTAINTIES DETAILED IN THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING, WITHOUT LIMITATION, THOSE UNCERTAINTIES AND RISKS DISCUSSED IN DETAIL IN “RISK FACTORS,” IN THE COMPANY’S PERIODIC REPORTS ON FORM 10-K AND 10-Q. THE COMPANY UNDERTAKES NO OBLIGATION TO REVISE OR UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS TO REFLECT ANY CHANGE IN THE EXPECTATIONS OF OUR MANAGEMENT WITH REGARD THERETO OR ANY CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENTS ARE BASED.

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